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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 1, 1999

                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)

             Ohio                         1-01520                 34-0244000
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

  Highway 50 and Aerojet Road, Rancho Cordova, California            95670
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          (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (916) 355-4000

                      175 Ghent Road, Fairlawn, Ohio 44333
          ------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 1999, GenCorp Inc. ("GenCorp") transferred to OMNOVA Solutions Inc. ("Omnova") the Performance Chemicals and Decorative & Building Products businesses formerly conducted by GenCorp, as well as other corporate assets, including GenCorp's current corporate headquarters, its technology center and its flight operations. In exchange for these assets, Omnova issued additional shares of its common stock to GenCorp and assumed liabilities related to the transferred businesses and assets. Furthermore, effective 12:01 a.m., eastern time, on September 29, 1999, Aerojet-General Corporation, a wholly owned subsidiary of GenCorp, sold and transferred 100% of the ownership interest of Aerojet Fine Chemicals LLC ("AFC") to GenCorp and simultaneously withdrew as a stockholder of AFC. On October 1, 1999, GenCorp distributed to its shareholders one share of Omnova common stock for each share of GenCorp common stock held of record as of the close of business on September 27, 1999. Additional information regarding the transactions described above is contained in GenCorp's definitive proxy statement dated July 2, 1999 (the "Proxy Statement") and in Omnova's Form 10, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information.

                  The pro forma financial statements of GenCorp required pursuant to Article 11 of Regulation S-X with respect to all required periods other than the nine months ended August 31, 1999 are contained in the Proxy Statement and are incorporated herein by reference. The proforma financial statements of GenCorp with respect to the nine months ended August 31, 1999 are contained in GenCorp's Form 10-Q for the quarterly period ended August 31, 1999 and are incorporated herein by reference.

         (c)      Exhibits.

                  99.1     GenCorp Inc. press release, dated October 4, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GenCorp Inc.

Date: October 14, 1999                       By: /s/ William R. Phillips
                                                 ---------------------------
                                                 William R. Phillips
                                                 Senior Vice President, Law;
                                                 General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit No.                  Description
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99.1                         GenCorp Inc. press release, dated October 4, 1999.


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